UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
January 12, 2025
Date of Report (Date of earliest event reported)

Sinclair, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-271072	92-1076143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Sinclair Broadcast Group, LLC
(Exact name of registrant as specified in its charter)

Maryland	000-26076	52-1494660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
10706 Beaver Dam Road Hunt Valley,
MD
21030
(Address of principal executive offices and zip code)
(410)
568-1500
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Sinclair, Inc.

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $ 0.01 per share	SBGI	The NASDAQ Stock Market LLC
Sinclair Broadcast Group, LLC

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Sinclair, Inc. ☐ Sinclair Broadcast Group, LLC ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Sinclair, Inc. ☐ Sinclair Broadcast Group, LLC ☐

Item 1.01 Entry into a Material Definitive Agreement.
On January 14, 2025, Sinclair, Inc. (the “Company” or “Sinclair”) announced that Sinclair Television Group, Inc. (“STG”) and certain affiliated entities, including its direct parent, Sinclair Broadcast Group, LLC (“SBG”), have entered into a Transaction Support Agreement dated as of January 12, 2025 (including the attached term sheet and other attachments thereto, the “TSA”) with certain of STG’s secured creditors, including lenders holding term loans (the “Existing Term Loan Facility”) under STG’s existing credit facilities (the “Existing Credit Facilities”) governed by STG’s existing bank credit agreement (the “Existing Credit Agreement”) and various holders of STG’s outstanding 4.125% Senior Secured Notes due 2030 (the “Existing Secured Notes”), on the principal terms of new money financings and a debt recapitalization (the “Transactions”) to strengthen the Company’s balance sheet and better position it for long-term growth.
“The transactions, as contemplated in the TSA, demonstrate the strong support of our creditors in positioning the Company for long-term success by enhancing its financial liquidity and flexibility” said Chris Ripley, Sinclair’s President and Chief Executive Officer. “The refinancings are expected to push our closest meaningful maturity to December 2029 and extend all of our maturities to a weighted average of 6.6 years, while materially reducing our first lien net leverage and improving our financial optionality, allowing us to continue to be opportunistic in the marketplace to deleverage over time while driving enhanced returns for all of the company’s stakeholders.”
The lenders of the Existing Term Loan Facility party to the TSA represent approximately 80% of the aggregate principal amount of STG’s outstanding loans under its Existing Credit Facilities, and the holders of Existing Secured Notes party to the TSA represent approximately 75% of the aggregate principal amount of the Existing Secured Notes, which, in each case, is in excess of the consent thresholds necessary to permit the Transactions. By executing the TSA, the lenders and noteholders party thereto agreed to, among other things, (i) with respect to certain backstop lenders, provide a backstopped
First-Out
Term Loan Facility (as defined below); (ii) use commercially reasonable efforts to support and take all commercially reasonable actions necessary or reasonably requested by the Company to facilitate the consummation of the Transactions, and (iii) negotiate in good faith the applicable definitive documents consistent with the terms of the TSA.
The Transactions, once finalized, will provide for the following, including the amendment of certain existing debt documents to permit the following:

•
First-Out
First Lien Credit Facilities
. STG will use commercially reasonable efforts to enter into an up to $650.0 million aggregate principal amount first-out
first lien revolving credit facility, including a letter of credit sub-facility
and a swing-line
sub-facility
(the
“First-Out
Revolving Credit Facility”). STG will use commercially reasonable efforts to ensure that the
First-Out
Revolving Credit Facility will be offered to all eligible holders of revolving loans and commitments outstanding under the Existing Credit Agreement (the “Existing Revolving Credit Facility”). Obligations under the Existing Revolving Credit Facility held by non-consenting
holders that do not participate in or consent to the exchange into obligations under the
First-Out
Revolving Credit Facility will be ranked as third lien obligations under an amended credit agreement (the “Amended Credit Agreement”), which will amend the Existing Credit Agreement to eliminate substantially all covenants, events of default and related definitions contained therein. In the event that the net cash proceeds of any Other
First-Out
First Lien Debt (as defined below) STG anticipates borrowing (if any) on or prior to the closing date of the Transactions are not sufficient to repay in full all of the outstanding $1,175 million of aggregate principal amount of outstanding term loans
B-2
under the Existing Credit Agreement, certain parties to the Transaction Support Agreement have made available, and STG may elect to borrow, in lieu of such Other
First-Out
First Lien Debt, $1,175 million aggregate principal amount of backstop first-out
first lien term loans, which amount shall, at STG’s option, be increased (solely by including such increase as additional principal) to fund any backstop fees and original issue discount (together with any new term loans
B-5
(as described below), the
“First-Out
Term Loan Facility”), the proceeds of which shall be used to repay the outstanding term loans
B-2
under the Existing Credit Agreement. The
First-Out
Revolving Credit Facility and
First-Out
Term Loan Facility will be documented under a new credit agreement (the “New Credit Agreement”).

In addition, on or after the closing date of the Transactions, STG may incur other debt on a pari passu basis (as to payment and lien priority, including as to the application of proceeds with respect to, and distributions made on account of, collateral) with the
First-Out
Term Loan Facility and the
First-Out
Revolving Credit Facility, whether in the form of bonds, notes, loans or other debt instruments, and that has substantially the same collateral securing such debt as the
First-Out
Term Loan Facility and the
First-Out
Revolving Credit Facility (in each case after giving effect to any applicable transactions to merge any finance or “escrow” subsidiary which initially may issue such debt into STG or any guarantor(s)) (the “Other
First-Out
First Lien Debt”).

•
Term Loan Exchanges
. Holders of the approximately $714 million and $731 million aggregate principal amount of outstanding term loans
B-3
and
B-4,
respectively, under the Existing Credit Agreement will be afforded the opportunity to refinance and/or exchange such term loans into second-out
first lien term loans under the New Credit Agreement (the
“Second-Out
Term Loan Facility”), consisting of (x) approximately $714 million aggregate principal amount term loans
B-6
maturing December 31, 2029 offered to holders of the outstanding term loans
B-3
and (y) approximately $731 million aggregate principal amount term loans
B-7
maturing December 31, 2030 offered to holders of the outstanding term loans
B-4.
Term loans
B-3
and
B-4
held by
non-consenting
holders that do not participate in or consent to the exchange into
Second-Out
Term Loan Facility will be ranked as third lien obligations under the Amended Credit Agreement, which will amend the Existing Credit Agreement to eliminate substantially all covenants, events of default and related definitions contained therein. In the event that the net cash proceeds from the incurrence of any Other
First-Out
First Lien Debt or borrowings under the
First-Out
Term Loan Facility STG elects to borrow (if any) are not sufficient to repay in full all of the outstanding $1,175 million of aggregate principal amount of outstanding term loans
B-2
under the Existing Credit Agreement, holders thereof will be afforded the opportunity to exchange such term loans into first-out
first lien term loans
B-5
on a
dollar-for-dollar
basis on the same terms and conditions as the
First-Out
First Lien Term Loan Facility, other than in respect of pricing and maturity, which pricing and maturity of the new term loans
B-5
will remain the same as under the existing term loans
B-2.

•
Exchange Offer.
STG will undertake an offering to all eligible holders of the Existing Secured Notes to exchange up to approximately $246 million aggregate principal amount of Existing Secured Notes for up to approximately $246 million aggregate principal amount of STG’s 4.375% Senior
Second-Out
Secured Notes due 2032 (the “Exchange
Second-Out
Notes”) (the “Exchange Offer”). Certain holders of Existing Secured Notes party to the Transaction Support Agreement will not participate in the Exchange Offer and instead will participate in the transactions described under “Private Exchange Offers” or “Private Debt Repurchase” below, as applicable.
Non-tendering
holders of Existing Secured Notes will continue to hold Existing Secured Notes under the indenture related thereto, subject to amendments to release all collateral securing such Existing Secured Notes and eliminate substantially all covenants, events of default and related definitions. As amended, such Existing Secured Notes will become unsecured obligations of STG. Prior to the commencement of the Exchange Offer or in connection therewith, it is expected that the holders of Existing Secured Notes party to the Transaction Support Agreement, who represent an aggregate principal amount of the Existing Secured Notes necessary to consent to the indenture amendments described above, shall have delivered such consents. The Exchange Offer may be commenced subsequent to the closing of the other Transactions, in which event, as a condition to the consummation of the other Transactions, the holders of Existing Secured Notes party to the Transaction Support Agreement, who represent an aggregate principal amount of the Existing Secured Notes necessary to consent to the indenture amendments described above, shall have delivered such consents and such Existing Secured Notes shall have become unsecured obligations of STG.

•
Private Debt Repurchase
. Unless STG elects to effect the AHG Notes Exchange (as defined below), STG will purchase or redeem for cash up to $59.3 million aggregate principal amount of Existing Secured Notes at 84% of the principal amount thereof (the “AHG Existing Secured Notes Purchase”) and up to $104.2 million aggregate principal amount of 5.125% Senior Unsecured Notes at 97% of the principal amount thereof (the “AHG 5.125% Senior Unsecured Notes Purchase,” and together with the AHG Existing Secured Notes Purchase, the “AHG Notes Repurchase”), each together with any accrued and unpaid interest, held by certain parties to the Transaction Support Agreement.

•
Private Exchange Offers
. STG will issue to certain holders of the Existing Secured Notes party to the Transaction Support Agreement approximately $432 million aggregate principal amount of STG’s 9.75% Senior Secured Second Lien Notes due 2033 (the “New Second Lien Notes”) in exchange for approximately $432 million aggregate principal amount of Existing Secured Notes, with accrued and unpaid interest on the exchanged amount of Existing Secured Notes being paid in cash on the date of exchange. In addition, at STG’s election, in lieu of consummating the AHG Notes Repurchase, STG may issue to certain parties to the Transaction Support Agreement (the selection of the following clauses (a) and (b) at the election of each such party) (a) additional term loans
B-5
in exchange for such holder’s Existing Secured Notes at an exchange price of 84% of the aggregate principal amount thereof and/or for such holder’s STG’s 5.125% Senior Unsecured Notes due 2027 (the “5.125% Senior Unsecured Notes”) at an exchange price of 97% of the aggregate principal amount thereof or (b) 4.125%
First-Out
First Lien Notes due 2030 (the “AHG 4.125%
First-Out
Notes”) in exchange for such holder’s Existing Secured Notes and/or 5.125%
First-Out
First Lien Notes due 2027 (the “AHG 5.125%
First-Out
Notes,” and together with the AHG 4.125%
First-Out
Notes, the “AHG
First-Out
Notes”) in exchange for such holder’s 5.125% Senior Unsecured Notes, each on a dollar for dollar basis, on terms substantially consistent with the terms of the Exchange
Second-Out
Notes, other than in respect of pricing and maturity, which pricing and maturity of the AHG 4.125%
First-Out
Notes and AHG 5.125%
First-Out
Notes will remain the same as the respective pricing and maturity of the Existing Secured Notes and 5.125% Senior Unsecured Notes, respectively, so exchanged except that the AHG
First-Out
Notes will include a special call feature permitting STG to repurchase the AHG 4.125%
First-Out
Notes at a price of 84% of the principal amount thereof and the AHG 5.125%
First-Out
Notes at a price of 97% of the principal amount thereof. The note exchanges in clause (b) above are referred to as the “AHG Existing Secured Notes Exchange” and the “AHG 5.125% Senior Unsecured Notes Exchange,” and together, the “AHG Notes Exchange”.

•	Private Offering of New Second Lien Notes . At its election, STG may issue up to $50 million aggregate principal amount of New Second Lien Notes to one or more purchasers for cash.
The net proceeds from the incurrence of Other
First-Out
First Lien Debt or borrowings under the
First-Out
Term Loan Facility STG elects to borrow (if any), the net proceeds of any issuance of New Second Lien Notes for cash, and cash and/or draws under the Existing Revolving Credit Facility or the
First-Out
Revolving Credit Facility will be used to repay all of the outstanding $1,175 million of aggregate principal amount outstanding under our term loans
B-2,
to consummate the AHG Notes Repurchase (unless STG elects to effect the AHG Notes Exchange), and to pay related fees and expenses related to the Transactions.
The closing of the Transactions is conditioned on the satisfaction or waiver of certain conditions precedent, including finalizing definitive documents consistent with the TSA, receipt of the requisite consents from lenders under the
Existing Credit Agreement and holders of Existing Secured Notes, and satisfaction or waiver of the conditions described in the TSA.
This Current Report on Form
8-K
does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor a solicitation of consents from any holders of securities, nor shall there be any sale of securities or solicitation of consents in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Any solicitation or offer will only be made pursuant to a separate disclosure statement distributed to the relevant holders of securities.
The foregoing description of the Transaction Support Agreement is a summary only and is qualified in its entirety by reference to the Transaction Support Agreement, which is furnished herewith as Exhibit 10.1.

Item 7.01 Regulation FD Disclosure.
The execution of the Transaction Support Agreement resulted from discussions among the Company and its advisors, on the one hand, and certain lenders of the Existing Term Loan Facility (the “Lenders”), holders of Existing Secured Notes (the “Noteholders,” and together with the Lenders, the “Holders”), and their respective advisors, on the other hand, pursuant to non-disclosure
agreements (the “Transaction Discussions”). In connection with the Transaction Discussions, the Company has provided the Holders with certain pro forma financial projections reflecting the consummation of the Transactions, among other assumptions set forth therein, including estimated L8QA Adjusted EBITDA as of December 31, 2024, which is Consolidated EBITDA as defined in the Existing Credit Agreement less management and incentive fees for services provided by our Local Media segment to Diamond Sports Group’s Bally Sports RSNs over the eight consecutive quarters ended December 31, 2024 divided by two. A pro forma STG capitalization table reflecting the consummation of the Transactions is furnished herewith as Exhibit 99.1. In addition, on January 14, 2025, the Company issued a press release disclosing the events described in Item 1.01 above. A copy of the press release is attached hereto as Exhibit 99.2.
Any financial projections or forecasts disclosed in the Transaction Discussions were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present Sinclair’s or SBG’s financial condition in accordance with accounting principles generally accepted in the United States. Sinclair’s and SBG’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections herein should not be regarded as an indication that Sinclair, SBG or their representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither Sinclair, SBG nor any of their representatives has made or makes any representation to any person regarding the ultimate outcome of the Transactions compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.
The information furnished in this Item 7.01, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The filing of this Item 7.01 of this Current Report on Form
8-K
shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.
Forward-Looking Statements
The matters discussed in this Current Report include forward-looking statements regarding, among other things, future events and actions. When used in this news release, the words “outlook,” “intends to,” “believes,” “anticipates,” “expects,” “achieves,” “estimates,” and similar expressions are intended to identify forward-looking statements. Such statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors, including, but not limited to, and in addition to any assumptions set forth in such statements: (i) the Company’s inability to consummate the Transactions contemplated by the Transaction Support Agreement as scheduled or at all or otherwise deleverage and repay, refinance, or otherwise address its debt maturities in an amount or on the timeline it expects, or at all; and (ii) any risk factors set forth in Sinclair’s and SBG’s recent reports on Form
10-Q
and/or Form
10-K,
as filed with the Securities and Exchange Commission. There can be no assurances that the assumptions and other factors referred to in this Current Report will occur. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements except as required by law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Transaction Support Agreement, dated as of January 12, 2025, by and among Sinclair Television Group, Inc. and the Holders identified therein

99.1	Pro Forma Capitalization Table

99.2	Press release dated January 14, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SINCLAIR, INC.
SINCLAIR BROADCAST GROUP, LLC

By:	/s/ David R. Bochenek
Name:	David R. Bochenek
Title:	Senior Vice President / Chief Accounting Officer
Dated: January 14, 2025